SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 15, 2007
THE GORMAN-RUPP COMPANY
(Exact Name of Registrant as Specified in its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

1-6747	34-0253990

(Commission File Number)	(I.R.S. Employee Identification No.)

305 Bowman Street, Mansfield, Ohio	44903

(Address of Principal Executive Offices)	(Zip Code)

(419) 755-1011

(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OPERATIONS AND FINANCIAL CONDITION
     On February 15, 2007, The Gorman-Rupp Company issued a news release announcing its audited financial results for the year ended December 31, 2006. This news release is included as Exhibit 99 and is being furnished, not filed, with this Current Report on Form 8-K.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit

	(99)	News Release dated February 15, 2007
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GORMAN-RUPP COMPANY
By	/s/ David P. Emmens
David P. Emmens
Corporate Counsel and Secretary

February 16, 2007
EXHIBIT INDEX

Exhibit	Page
(99) News Release dated February 15, 2007	3